                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) August 9, 2007

                 TIAA Seasoned Commercial Mortgage Trust 2007-C4
                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
             (Exact Name of Registrant as Specified in Its Charter)

              Teachers Insurance and Annuity Association of America
               (Exact Name of Sponsor as Specified in Its Charter)

            Delaware                333-141638-02            82-0569805
 (State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation of Registrant)      File Number)       Identification No. of
                                                             Registrant)

 745 Seventh Avenue, New York, New York                         10019
(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code (212) 526-7000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                     Form 8-K regarding Operative Documents

Section 1 - Registrant's Business and Operations

Item 8.01 Other Events.

     A pooling and servicing agreement dated as of July 11, 2007 (the "Pooling and Servicing Agreement"), was entered into by and among Structured Asset
Securities Corporation II (the "Registrant") as depositor, Wachovia Bank,
National Association as master servicer, Centerline Servicing, Inc. as special servicer, and Wells Fargo Bank, N.A. as trustee. The Pooling and Servicing
Agreement was entered into for the purpose of creating a New York common law trust, designated as TIAA Seasoned Commercial Mortgage Trust 2007-C4 (the
"Issuing Entity"), and issuing a single series of certificates, entitled SASCO
II Commercial Mortgage Trust 2007-C4, Commercial Mortgage Pass-Through
Certificates, Series 2007-C4 (the "Certificates"). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3,
Class A-1A, Class A-J, Class B, Class C, Class D, Class E and Class F
(collectively, the "Underwritten Certificates"), were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-141638).
The Underwritten Certificates were sold to Lehman Brothers Inc. ("LBI") and
Morgan Stanley & Co. Incorporated ("Morgan Stanley"; together, the
"Underwriters") pursuant to an underwriting agreement dated as of August 2, 2007
(the "Underwriting Agreement") between the Registrant and the Underwriters and
Teachers Insurance and Annuity Association of America ("TIAA"). The mortgage loans backing the Underwritten Certificates (the "Mortgage Loans") were acquired by the Registrant from TIAA as seller pursuant to a mortgage loan purchase agreement dated as of August 2, 2007 (the "TIAA/Registrant Mortgage Loan
Purchase Agreement"), which agreement contains representations and warranties made by TIAA to the Registrant with respect to the Mortgage Loans. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the
Underwritten Certificates.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Shell Company Transactions:

     Not applicable.

                     Form 8-K regarding Operative Documents

(d) Exhibits:

Exhibit No.         Description
-----------         -----------
1.1                 Underwriting Agreement dated as of August 2, 2007 among
                    Structured Asset Securities Corporation II as seller, Lehman
                    Brothers Inc., and Morgan Stanley & Co. Incorporated, as
                    underwriters and Teachers Insurance and Annuity Association of America as mortgage loan seller.

4.1                 Pooling and Servicing Agreement dated as of July 11, 2007
                    among Structured Asset Securities Corporation II as
                    depositor, Wachovia Bank, National Association as master
                    servicer, Centerline Servicing, Inc. as special servicer and
                    Wells Fargo Bank, N.A. as trustee.

5.1, 8.1, 23.1      Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                    together with consent of Thacher Proffitt & Wood LLP
                    (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1                TIAA/Registrant Mortgage Loan Purchase Agreement dated as of
                    August 2, 2007 between Teachers Insurance and Annuity
                    Association of America as seller and Structured Asset
                    Securities Corporation II as purchaser.

                     Form 8-K regarding Operative Documents

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 24, 2007

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                            Name: David Nass
                                            Title: Senior Vice President

                     Form 8-K regarding Operative Documents

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

1.1                 Underwriting Agreement dated as of August 2, 2007 among
                    Structured Asset Securities Corporation II as seller, Lehman
                    Brothers Inc, and Morgan Stanley & Co., Incorporated as
                    underwriters and Teachers Insurance and Annuity Association of America as mortgage loan seller.

4.1                 Pooling and Servicing Agreement dated as of July 11, 2007
                    among Structured Asset Securities Corporation II as
                    depositor, Wachovia Bank, National Association as master
                    servicer, Centerline Servicing, Inc. as special servicer and
                    Wells Fargo Bank, N.A. as trustee.

5.1, 8.1, 23.1      Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                    together with consent of Thacher Proffitt & Wood LLP
                    (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1                TIAA/Registrant Mortgage Loan Purchase Agreement dated as of
                    August 2, 2007 between Teachers Insurance and Annuity
                    Association of America as seller and Structured Asset
                    Securities Corporation II as purchaser.

                     Form 8-K regarding Operative Documents